SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                       AMERUS LIFE HOLDINGS, INC.
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      (Exact name of registrant as specified in its charter)


       IOWA                                   42-1459712
-----------------------                 -------------------------
(State of incorporation                 (I.R.S. Employer
or organization)                        Identification No.)


699 Walnut Street, Des Moines, Iowa 50309-3948
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(Address of principal executive offices) (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A(c) please check the following box. /X/

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d) please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class           Name of Each Exchange on Which
     to be so Registered           Each Class is to be Registered
     -------------------           ------------------------------

Adjustable Conversion-rate              New York Stock Exchange
Equity Security Units

Securities to be registered pursuant to Section 12(g) of the Act:

                               None
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                         (Title of Class)



ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The description of the Registrant's Adjustable Conversion-rate Equity Security Units (the "Units") to be registered hereunder is incorporated herein by reference to the description included under the caption "Description of the Units" in the Registration Statement on Form S-3 of AmerUs Life Holdings, Inc., AmerUs Capital II and AmerUs Capital III (Registration No. 333-50249) (as the same may be amended from time to time the "Registration Statement"). For purposes of such description, any prospectus supplement relating to the Registration Statement filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which proports to describe the Units shall be deemed to be incorporated herein by reference.



ITEM 2.   EXHIBITS

Exhibit No.                   Description
-----------                   ------------

     1. Amended and Restated Articles of Incorporation of the Registrant are incorporated herein by reference to Exhibit 3.5 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     2. By-laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     3.        Form of Certificate for shares of Class A Common
               Stock of the Registrant is incorporated herein by reference to Exhibit 4.1 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     4. Form of Subordinated Indenture by and between the Registrant and First Union National Bank, as Indenture Trustee, pursuant to which the Junior Subordinated Debt is to be issued is incorporated herein by reference to Exhibit 4.3 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     5. Certificate of Trust of AmerUs Capital II is incorporated herein by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     6. Form of Amended and Restated Declaration of Trust of AmerUs Capital Trust II is incorporated herein by reference to Exhibit 4.6 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     7.        Form of Common Trust Securities Guarantee
               Agreement by the Registrant is incorporated herein by reference to Exhibit 4.10 of the Registrant's
               Registration Statement on Form S-3 (No. 333-50249).

     8.        Form of QUIPS Guarantee Agreement by the
               Registrant is incorporated herein by reference to
               Exhibit 4.11 of the Registrant's Registration
               Statement on Form S-3 (No. 333-50249).

     9.        Form of Master Unit Agreement between the
               Registrant and First Union National Bank is incorporated herein by reference to Exhibit 4.12 of the Registrant's Registration Statement on Form
               S-3 (No. 333-50249).

     10. Form of Call Option Agreement between Goldman, Sachs & Co. and First Union Bank is incorporated herein by reference to Exhibit 4.13 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     11. Form of Pledge Agreement among the Registrant, Goldman, Sachs & Co. and First Union National Bank is incorporated by reference to Exhibit 4.14 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

                         SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: ________ __, 1998



                              AMERUS LIFE HOLDINGS, INC.



                              By:   /s/ James A. Smallenberger
                                   ----------------------------
                                   James A. Smallenberger
                                   Senior Vice President and
                                   Secretary

                          EXHIBIT INDEX
                         ---------------


Exhibit No.                   Description
-----------                   -----------


     1. Amended and Restated Articles of Incorporation of the Registrant are incorporated herein by reference to Exhibit 3.5 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     2. By-laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     3.        Form of Certificate for shares of Class A Common
               Stock of the Registrant is incorporated herein by reference to Exhibit 4.1 to the Registrant's
               Registration Statement on Form S-1 (No. 333-12239).

     4. Form of Subordinated Indenture by and between the Registrant and First Union National Bank, as Indenture Trustee, pursuant to which the Junior Subordinated Debt is to be issued is incorporated herein by reference to Exhibit 4.3 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     5. Certificate of Trust of AmerUs Capital II is incorporated herein by reference to Exhibit 4.4 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     6. Form of Amended and Restated Declaration of Trust of AmerUs Capital Trust II is incorporated herein by reference to Exhibit 4.6 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     7.        Form of Common Trust Securities Guarantee
               Agreement by the Registrant is incorporated herein by reference to Exhibit 4.10 of the Registrant's
               Registration Statement on Form S-3 (No. 333-50249).

     8.        Form of QUIPS Guarantee Agreement by the
               Registrant is incorporated herein by reference to
               Exhibit 4.11 of the Registrant's Registration
               Statement on Form S-3 (No. 333-50249).

     9.        Form of Master Unit Agreement between the
               Registrant and First Union National Bank is incorporated herein by reference to Exhibit 4.12 of the Registrant's Registration Statement on Form
               S-3 (No. 333-50249).

     10. Form of Call Option Agreement between Goldman, Sachs & Co. and First Union Bank is incorporated herein by reference to Exhibit 4.13 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).

     11. Form of Pledge Agreement among the Registrant, Goldman, Sachs & Co. and First Union National Bank is incorporated by reference to Exhibit 4.14 of the Registrant's Registration Statement on Form S-3 (No. 333-50249).